POWER OF ATTORNEY

We, the undersigned trustees and officers of the Lincoln Variable Insurance Products Trust (the “Trust”), hereby severally constitute and appoint Jayson R. Bronchetti, Jennifer M. Matthews, William P. Flory, Jr., Samuel K. Goldstein, Esq., and Ronald A. Holinsky, Esq. as our true and lawful attorneys-in-fact, with full power in each of them to sign for us, in our names and in the capacities indicated below, the Trust Registration Statement on Form N-14 and any amendments or other documents related thereto (collectively, the “Documents”) with regard to the proposed reorganizations listed on Exhibit A, attached hereto, to be filed with the Securities and Exchange Commission on behalf of the Trust, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to the Documents. This Power of Attorney was signed by us to be effective December 8, 2020.

Signature	Title

/s/ Ellen Cooper
Ellen Cooper	Chairman of the Board of Trustees

/s/ Jayson R. Bronchetti
Jayson R. Bronchetti	President
(Principal Executive Officer)

/s/ William P. Flory, Jr
William P. Flory, Jr.	Chief Accounting Officer
(Principal Accounting Officer and Principal Financial Officer)

/s/ Steve A. Cobb
Steve A. Cobb	Trustee

/s/ Barbara L. Lamb
Barbara L. Lamb	Trustee

/s/ Gary D. Lemon
Gary D. Lemon	Trustee

/s/ Thomas A. Leonard
Thomas A. Leonard	Trustee

/s/ Charles I. Plosser
Charles I. Plosser	Trustee

/s/ Pamela L. Salaway
Pamela L. Salaway	Trustee

/s/ Brian W. Wixted
Brian W. Wixted	Trustee

/s/ Nancy B. Wolcott
Nancy B. Wolcott	Trustee

Exhibit A

PROPOSED REORGANIZATIONS
DELAWARE VIP® TRUST	ACQUIRING FUND
Delaware VIP Diversified Income Series	LVIP Delaware Diversified Income Fund
Delaware VIP High Yield Series	LVIP Delaware High Yield Fund
Delaware VIP Limited-Term Diversified Income Series	LVIP Delaware Limited-Term Diversified Income Fund
Delaware VIP REIT Series	LVIP Delaware REIT Fund
Delaware VIP Smid Cap Core Series	LVIP Delaware SMID Cap Core Fund
Delaware VIP U.S. Growth Series	LVIP Delaware U.S. Growth Fund
Delaware VIP Value Series	LVIP Delaware Value Fund